UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2001 (May 31, 2001)

                        BIO-SOLUTIONS INTERNATIONAL, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                  33-25126-D             85-0368333
-----------------------------         ----------------     --------------------
(State or other jurisdiction          (Commission          (IRS Employer
   of incorporation)                  file number)         Identification No.)


3807 Hardy Street
Hattiesburg, MS                                                 39402
-----------------------------                              ---------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (601) 271-7309


 ------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:

                                       Wayne Hartke
                                       The Hartke Building
                                       7637 Leesburg Pike
                                       Falls Church, VA 22043

     This Form 8-K/A amends the Form 8-K filed on June 6, 2001 by Bio-Solutions International, Inc., a Nevada corporation. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Bio-Solutions International, Inc., a New Jersey corporation, as required by
Item 7 of Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a.)     Financial statements of business acquired.

     Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Bio-Solutions International, Inc., a New Jersey corporation, for the two years ended December 31, 2000; for the three months ended March 31, 2001 and 2000, (unaudited); pro forma consolidated statement of operations for the year ended December 31, 2000, (unaudited); pro forma consolidated financial statements for the three months ended March 31, 2001 (unaudited). The registrant acquired all of the outstanding capital stock of such entity on May 31, 2001.


                                TABLE OF CONTENTS




                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report...............................................F-2

Balance Sheets.............................................................F-3

Statements of Operations...................................................F-4

Statements of Stockholders' Equity.........................................F-5

Statements of Cash Flows...................................................F-6

Notes to Financial Statements..............................................F-7

                           INDEPENDENT AUDITORS REPORT




The Board of Directors and Stockholders
Paradigm Sales & Marketing Corporation


We have audited the accompanying balance sheet of Paradigm Sales & Marketing Corporation as of December 31, 1999 and the related statement of income, cash flows and changes in owners equity for the year then ended December 31, 1999 and the period from June 8, 1998 (Inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Paradigm Sales & Marketing Corporation as of December 31, 1999 and the statement of income, cash flows and changes in stockholder's equity for the year then ended December 31, 1999 and the period from June 8, 1998 (Inception) through December 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has experienced net operating losses since inception. The Company's financial position and operating results raise substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Baum & Company, P.A.
Coral Springs, Florida
May 15, 2000

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                                 Balance Sheets




                                                                             September 30,         December 31,
                                                                                 2000                  1999
                                                                           --------------------- ---------------------
                                                                              (unaudited)

                                                 ASSETS
CURRENT ASSETS
   Cash                                                                    $               1,086 $                  27
   Accounts receivable                                                                     2,272                     0
                                                                           --------------------- ---------------------

     Total current assets                                                                  3,358                    27
                                                                           --------------------- ---------------------

OTHER ASSETS
   Investments                                                                               310                   310
                                                                           --------------------- ---------------------

      Total other assets                                                                     310                   310
                                                                           --------------------- ---------------------

Total Assets                                                               $               3,668 $                 337
                                                                           ===================== =====================

                                  LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                        $              53,298 $                   0
   Loans payable - related party                                                           5,000                 5,000
   Notes payable - related party                                                          54,500                     0
                                                                           --------------------- ---------------------

     Total current liabilities                                                           112,798                 5,000
                                                                           --------------------- ---------------------

Total Liabilities                                                                        112,798                 5,000
                                                                           --------------------- ---------------------

STOCKHOLDERS' EQUITY
   Preferred stock, $0.001 par value, authorized 1,000,000 shares;
      50,000 issued and outstanding                                                           50                    50
   Common stock, $0.001 par value, authorized 5,000,000 shares;
      3,937,000 issued and outstanding, respectively                                       3,937                 3,937
   Additional paid-in capital                                                             49,950                49,950
   Accumulated deficit                                                                  (163,067)              (58,600)
                                                                           --------------------- ---------------------

     Total Stockholders' Equity                                                         (109,130)               (4,663)
                                                                           --------------------- ---------------------

Total Liabilities and Stockholders' Equity                                 $               3,668 $                 337
                                                                           ===================== =====================







                     The accompanying notes are an integral
                        part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                            Statements of Operations





                                                                                                    Period from    Period from
                                                                                                    June 8, 1998  June 8, 1998
                                                                                                    (Inception)    (Inception)
                                                        Nine Months Ended             Year Ended     through        through
                                                          September 30,              December 31,   December 31,  September 30,
                                               ------------------------------------
                                                    $2,000             $1,999          1999           1998          2000
                                               ------------------- ---------------- ------------- ------------- --------------
                                                 (unaudited)        (unaudited)      (unaudited)                   (unaudited)
Revenues
   Franchise fee                               $                 0 $         38,500 $      38,500 $           0 $       58,500
   Product sales                                            45,154           28,769        49,783             0         74,937
                                               ------------------- ---------------- ------------- ------------- --------------

        Total revenues                                      45,154           67,269        88,283             0        133,437

Expenses
   Cost of products                                         18,098           17,644        20,420             0         38,516
   Operating expenses                                      131,525           54,406        97,020        19,453        247,998
                                               ------------------- ---------------- ------------- ------------- --------------

        Total expenses                                     149,623           72,050       117,440        19,453        286,514
                                               ------------------- ---------------- ------------- ------------- --------------

Net income (loss) before other income
(expense) and  provision for income taxes                 (104,469)          (4,781)      (29,157)      (19,453)      (153,077)

Other income (expense)
   Loss on investments                                           0                0             0        (9,990)        (9,990)
                                               ------------------- ---------------- ------------- ------------- --------------

Net income (loss) before provision for
income taxes                                              (104,469)          (4,781)      (29,157)      (29,443)      (163,067)

Provision for income taxes                                       0                0             0             0              0
                                               ------------------- ---------------- ------------- ------------- --------------

Net income                                     $          (104,469)$         (4,781)$     (29,157)$     (29,443)$     (163,067)
                                               =================== ================ ============= ============= ==============
Net income per weighted average share,
basic                                          $         (0.03)    $     (0.001)    $  (0.001)    $  (0.001)
                                               =================== ================ ============= =============
Weighted average number of shares                        3,937,000        3,704,033     3,762,753     3,637,000
                                               =================== ================ ============= =============








                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                       Statements of Stockholders' Equity






                                                         Number of                       Additional                         Total
                                                          Shares          P'fd  Common    Paid-in     Stock   Retained  Stockholders
                                                 ----------------------
                                                   P'fd       Common     Stock   Stock     Capital     Subs.  Earnings   Equity
                                                 ---------- ----------- ------- -------- --------- ---------- --------- ----------
BEGINNING BALANCE, June 8, 1998                           0           0 $     0 $      0 $       0 $        0 $       0 $        0

August 1, 1998 - stock issued for services                0   2,800,000       0    2,800         0          0         0      2,800
December 15, 1998 - stock issued for services             0     837,000       0      837         0          0         0        837
December 15, 1998 - preferred stock issued           50,000           0      50        0    49,950    (25,000)        0     25,000

Net income (loss)                                         0           0       0        0         0              (29,443)   (29,443)
                                                 ---------- ----------- ------- -------- --------- ---------- --------- ----------

BALANCE, December 31, 1998                           50,000   3,637,000      50    3,637    49,950    (25,000)  (29,443)      (806)

January 1999 - receipt of payment of stock subs.          0           0       0        0         0     25,000         0     25,000
July 31, 1999 - stock swap                                0     300,000       0      300         0          0         0        300

Net income (loss)                                         0                   0        0         0          0   (29,157)   (29,157)
                                                 ---------- ----------- ------- -------- --------- ---------- --------- ----------

BALANCE, December 31, 1999                           50,000   3,937,000      50    3,937    49,950          0   (58,600)    (4,663)

Nine Months Ended September 30, 2000:
------------------------------------
(unaudited)

Net income                                                0           0       0        0         0          0  (104,467)  (104,467)
                                                 ---------- ----------- ------- -------- --------- ---------- --------- ----------

ENDING BALANCE, September 30, 2000
(unaudited)                                          50,000   3,937,000 $    50 $  3,937 $  49,950 $        0 $(163,067)$ (109,130)
                                                 ========== =========== ======= ======== ========= ========== ========= ==========








                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                            Statements of Cash Flows






                                                                                                    Period from       Period from
                                                                                                    June 8, 1998     June 8, 1998
                                                                                                    (Inception)       (Inception)
                                                           Nine Months Ended         Year Ended       through           through
                                                             September 30,          December 31,    December 31,     September 30,
                                                     -----------------------------
                                                         2000           1999          1999            1998             2000
                                                     --------------- ------------- --------------- ------------- -----------------
                                                      (unaudited)     (unaudited)                                  (unaudited)
CASH FLOWS FROM DEVELOPMENT ACTIVITIES:

Net income (loss)                                    $      (104,467)$      (4,981)$       (29,157)$     (29,443)$        (163,067)
       Stock issued for services                                   0             0               0         3,637             3,637
       Loss on investments                                         0             0               0         9,990             9,990

Changes in operating assets and liabilities
       (Increase) in accounts receivable                      (2,272)            0               0             0            (2,272)
       Increase in accounts payable                           53,298       (11,276)         (1,870)        1,870            53,298
                                                     --------------- ------------- --------------- ------------- -----------------

Net cash provided for operations                             (53,441)      (16,257)        (31,027)      (13,946)          (98,414)
                                                     --------------- ------------- --------------- ------------- -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Investments                                                 0             0               0       (10,000)          (10,000)
                                                     --------------- ------------- --------------- ------------- -----------------

Net cash used by investing activities                              0             0               0       (10,000)          (10,000)
                                                     --------------- ------------- --------------- ------------- -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Preferred stock issued for cash                             0             0               0        50,000            50,000
       (Increase) decrease in subscription receivable              0        25,000          25,000       (25,000)                0
       Loan from related party                                54,500             0           5,000             0            59,500
                                                     --------------- ------------- --------------- ------------- -----------------

Net cash provided by financing activities                     54,500        25,000          30,000        25,000           109,500
                                                     --------------- ------------- --------------- ------------- -----------------

Net increase in cash                                           1,059         8,743          (1,027)        1,054             1,086

CASH, beginning of period                                         27         1,054           1,054             0                 0
                                                     --------------- ------------- --------------- ------------- -----------------

CASH, end of period                                  $         1,086 $       9,797 $            27 $       1,054 $           1,086
                                                     =============== ============= =============== ============= =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Non-Cash Investing Activities:
       Issuance of stock to acquire investment       $             0 $         300 $           300 $           0 $             300
                                                     =============== ============= =============== ============= =================










                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
               (Information with respect to the nine months ended
                   September 30, 2000 and 1999 is unaudited)


(1)         SIGNIFICANT ACCOUNTING POLICIES

            Organization and Operations

            The Company was organized under the laws of the State of Florida on June 8, 1998. The Company is engaged in the sales and marketing of Franchises to sell biosolution products.

            The Company is in the development stage to raise additional capital to fund its operations..

            Basis of Accounting

            The Company's policy is to prepare its financial statements using the accrual basis of accounting in accordance with generally accepted accounting principles.

            Interim Financial Information

            The financial statements for the nine months ended September 30, 2000 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the nine months are not indicative of a full year results.

            Inventory

            Inventory consists primarily of bulk biosolution material and is stated at the lower of cost or market value.

            Organization and Start-Up Costs

            In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

            Net Loss Per Share

            Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

            Stock Based Compensation

            The Company issued shares of common stock for services rendered. The costs of these services were recorded on the basis of the fair market value of the services received or the fair market value of the stock issued, whichever was more readily measurable.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements


(1)         SIGNIFICANT ACCOUNTING POLICIES (Continued)
            -------------------------------

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)         CAPITAL TRANSACTIONS

            The Company has authorized 5,000,000 shares of $0.001 par value common stock and 1,000,000 shares of $0.001 par value preferred stock.

            On August 1, 1998, the Company issued 2,800,000 shares of founders' common stock to its officers and other related parties for services rendered.

            On December 15, 1998, the Company issued 837,000 shares of stock to individuals for services rendered.

            On December 15, 1998, the Company entered into a subscription agreement for 50,000 shares of its $0.001 par value preferred stock for $1.00 per share. The preferred stock is cumulative and convertible into the Company's common stock at a twelve to one conversion rate. Subsequently, on December 15, 2000, the Company issued 600,000 shares of common stock in the conversion of preferred stock.

            On July 31, 1999, the Company entered into an agreement with Aquaculture International, Ltd. (a Delaware corporation) to exchange 300,000 of its common stock for 180,000 of Aquaculture International, Ltd. common stock. There is no established market for this stock, thus is valued at the par value of the Company's common stock which was exchanged.

(3)         INVESTMENTS

            In December 1998, the Company acquired 10,000 shares of stock of an affiliated entity for $10,000. This investment of common stock will be carried at the par value $0.001 of the stock.

            On July 31, 1999, the Company received 180,000 shares of common stock. The investment will be reflected at the par value of the stock exchanged.

(4)         INCOME TAXES

            In accordance with FASB 109, deferred income taxes and benefits are provided for the results of operations of the Company. As of December 31, 2000, the Company has incurred cumulative net operating losses of $163,067. At this time, due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefit attributed to this loss. This potential tax benefit may be carried forward for up to twenty years.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements


(5)         RELATED PARTIES

            The Company has entered into various employment agreements with related parties.

            The Company has received various advances from related parties bearing interest at 10% per annum, unsecured and no scheduled repayment schedule.

(6)         GOING CONCERN

            As indicated in the financial statements, the Company has incurred a cumulative net operating loss of $163,067 as of September 30, 2000. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The adverse financial position of the Company raises substantial doubt as to the ability of the Company to continue as a going concern.

                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report................................................F-2

Balance Sheets..............................................................F-3

Statements of Operations....................................................F-4

Statements of Stockholders' Equity..........................................F-5

Statements of Cash Flows....................................................F-6

Notes to Financial Statements...............................................F-7

                           INDEPENDENT AUDITORS REPORT




The Board of Directors and Stockholders
Paradigm Sales & Marketing Corporation


We have audited the accompanying balance sheet of Paradigm Sales & Marketing Corporation as of December 31, 1999 and the related statement of income, cash flows and changes in owners equity for the year then ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Paradigm Sales & Marketing Corporation as of December 31, 1999 and the statement of income, cash flows and changes in stockholder's equity for the year then ended December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has experienced net operating losses since inception. The Company's financial position and operating results raise substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/Baum & Company, P.A.
Coral Springs, Florida
May 15, 2000

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                                 Balance Sheets




                                                                                      December 31,              December 31,
                                                                                          2000                      1999
                                                                                ------------------------- -------------------------
                                                                                       (unaudited)

                                                 ASSETS
CURRENT ASSETS
   Cash                                                                         $                   2,157 $                      27
   Accounts receivable                                                                             22,749                         0
                                                                                ------------------------- -------------------------

     Total current assets                                                                          24,906                        27
                                                                                ------------------------- -------------------------

OTHER ASSETS
   Deposits                                                                                         5,000                         0
   Investments                                                                                        310                       310
                                                                                ------------------------- -------------------------

      Total other assets                                                                            5,310                       310
                                                                                ------------------------- -------------------------

Total Assets                                                                    $                  30,216 $                     337
                                                                                ========================= =========================

                                  LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                             $                  88,091 $                       0
   Accounts payable - related party                                                                14,012                         0
   Loans payable - related party                                                                    6,450                     5,000
   Notes payable - related party                                                                   68,614                         0
                                                                                ------------------------- -------------------------

     Total current liabilities                                                                    177,167                     5,000
                                                                                ------------------------- -------------------------

Total Liabilities                                                                                 177,167                     5,000
                                                                                ------------------------- -------------------------

STOCKHOLDERS' EQUITY
   Preferred stock, $0.001 par value, authorized 1,000,000 shares;
      none issued and outstanding                                                                       0                        50
   Common stock, $0.001 par value, authorized 5,000,000 shares;
      7,426,680 and 3,937,000 issued and outstanding, respectively                                  7,427                     3,937
   Additional paid-in capital                                                                     277,684                    49,950
   Accumulated deficit                                                                           (432,062)                  (58,600)
                                                                                ------------------------- -------------------------

     Total Stockholders' Equity                                                                  (146,951)                   (4,663)
                                                                                ------------------------- -------------------------

Total Liabilities and Stockholders' Equity                                      $                  30,216 $                     337
                                                                                ========================= =========================




                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                            Statements of Operations





                                                                                                          Period from
                                                                                                         June 8, 1998
                                                                                                          (Inception)
                                                                 Year Ended           Year Ended           through
                                                                December 31,         December 31,         December 31,
                                                                    2000                 1999                 2000
                                                         ---------------------- ------------------ ----------------------
                                                               (unaudited)                               (unaudited)
Revenues
   Franchise fee                                         $                    0 $           38,500 $               58,500
   Product sales                                                         51,181             49,783                 80,964
                                                         ---------------------- ------------------ ----------------------

        Total revenues                                                   51,181             88,283                139,464

Expenses
   Cost of products                                                      22,601             20,420                 43,021
   Operating expenses                                                   402,042             97,020                518,515
                                                         ---------------------- ------------------ ----------------------

        Total expenses                                                  424,643            117,440                561,536
                                                         ---------------------- ------------------ ----------------------

Net income (loss) before other income (expense)
and  provision for income taxes                                        (373,462)           (29,157)              (422,072)

Other income (expense)
   Loss on investments                                                        0                  0                 (9,990)
                                                         ---------------------- ------------------ ----------------------

Net income (loss) before provision for income
taxes                                                                  (373,462)           (29,157)              (432,062)

Provision for income taxes                                                    0                  0                      0
                                                         ---------------------- ------------------ ----------------------

Net income                                               $             (373,462)$          (29,157)$             (432,062)
                                                         ====================== ================== ======================
Net income per weighted average share, basic             $              (0.05)  $         (0.001)
                                                         ====================== ==================
Weighted average number of shares                                     7,426,680          3,762,753
                                                         ====================== ==================







                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                       Statements of Stockholders' Equity






                                                         Number of                     Additional                           Total
                                                          Shares       P'fd    Common    Paid-in    Stock    Retained   Stockholders
                                                  -------------------
                                                   P'fd       Common   Stock   Stock     Capital    Subs.     Earnings      Equity
                                                  --------- ---------- ------ -------- ----------- --------- ---------- -----------
BEGINNING BALANCE, June 8, 1998                           0          0 $    0 $      0 $         0 $       0 $        0 $         0

August 1, 1998 - stock issued for services                0  2,800,000      0    2,800           0         0          0       2,800
December 15, 1998 - stock issued for services             0    837,000      0      837           0         0          0         837
December 15, 1998 - preferred stock issued           50,000          0     50        0      49,950   (25,000)         0      25,000

Net income (loss)                                         0          0      0        0           0              (29,443)    (29,443)
                                                  --------- ---------- ------ -------- ----------- --------- ---------- -----------

BALANCE, December 31, 1998                           50,000  3,637,000     50    3,637      49,950   (25,000)   (29,443)       (806)
                                                             =========

January 1999 - receipt of payment of stock subs.          0          0      0        0           0    25,000          0      25,000
July 31, 1999 - stock swap                                0    300,000      0      300           0         0          0         300

Net income (loss)                                         0                 0        0           0         0    (29,157)    (29,157)
                                                  --------- ---------- ------ -------- ----------- --------- ---------- -----------

BALANCE, December 31, 1999                           50,000  3,937,000     50    3,937      49,950         0    (58,600)     (4,663)

December 15, 2000 - preferred stock converted       (50,000)   600,000    (50)     600        (550)        0          0           0
December 15, 2000 - stock issued for services             0  2,889,680      0    2,890     228,284         0          0     231,174

Net income                                                0          0      0        0           0         0   (373,462)   (373,462)
                                                  --------- ---------- ------ -------- ----------- --------- ---------- -----------

ENDING BALANCE, December 31, 2000
(unaudited)                                               0  7,426,680 $    0 $  7,427 $   277,684 $       0 $ (432,062)$  (146,951)
                                                  ========= ========== ====== ======== =========== ========= ========== ===========





                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                            Statements of Cash Flows




                                                                                                     Period from
                                                                                                     June 8, 1998
                                                                                                     (Inception)
                                                             Year Ended             Year Ended            through
                                                            December 31,           December 31,         December 31,
                                                                2000                   1999                 2000
                                                        --------------------- ------------------- --------------------
                                                             (unaudited)                            (unaudited)
CASH FLOWS FROM DEVELOPMENT ACTIVITIES:

Net income (loss)                                       $            (373,462)$           (29,157)$           (432,062)
       Stock issued for services                                      231,174                   0              234,811
       Loss on investments                                                  0                   0                9,990

Changes in operating assets and liabilities
       (Increase) in accounts receivable                              (22,749)                  0              (22,749)
       (Increase) in deposits                                          (5,000)                  0               (5,000)
       Increase in accounts payable                                    88,091              (1,870)              88,091
       Increase in accounts payable - related party                    14,012                   0               14,012
                                                        --------------------- ------------------- --------------------

Net cash provided for operations                                      (67,934)            (31,027)            (112,907)
                                                        --------------------- ------------------- --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Investments                                                          0                   0              (10,000)
                                                        --------------------- ------------------- --------------------

Net cash used by investing activities                                       0                   0              (10,000)
                                                        --------------------- ------------------- --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Preferred stock issued for cash                                      0                   0               50,000
       Subscription receivable received in cash                             0              25,000                    0
       Loan from related party                                         70,064               5,000               75,064
                                                        --------------------- ------------------- --------------------

Net cash provided by financing activities                              70,064              30,000              125,064
                                                        --------------------- ------------------- --------------------

Net increase in cash                                                    2,130              (1,027)               2,157

CASH, beginning of period                                                  27               1,054                    0
                                                        --------------------- ------------------- --------------------

CASH, end of period                                     $               2,157 $                27 $              2,157
                                                        ===================== =================== ====================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Non-Cash Investing Activities:
       Issuance of stock to acquire investment          $                   0 $               300 $                300
                                                        ===================== =================== ====================






                     The accompanying notes are an integral
                       part of the financial statements.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
                 (Information with respect to the twelve months
                     ended December 31, 2000 is unaudited)


(1)         SIGNIFICANT ACCOUNTING POLICIES

            Organization and Operations

            The Company was organized under the laws of the State of Florida on June 8, 1998. The Company is engaged in the sales and marketing of Franchises to sell biosolution products.

            The Company is in the development stage to raise additional capital to fund its operations..

            Basis of Accounting

            The Company's policy is to prepare its financial statements using the accrual basis of accounting in accordance with generally accepted accounting principles.

            Interim Financial Information

            The financial statements for the twelve months ended December 31, 2000 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature.

            Inventory

            Inventory consists primarily of bulk biosolution material and is stated at the lower of cost or market value.

            Organization and Start-Up Costs

            In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

            Net Loss Per Share

            Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

            Stock Based Compensation

            The Company issued shares of common stock for services rendered. The costs of these services were recorded on the basis of the fair market value of the services received or the fair market value of the stock issued, whichever was more readily measurable.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements


(1)         SIGNIFICANT ACCOUNTING POLICIES (Continued)
            -------------------------------

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)         CAPITAL TRANSACTIONS

            The Company has authorized 5,000,000 shares of $0.001 par value common stock and 1,000,000 shares of $0.001 par value preferred stock. On August 1, 1998, the Company issued 2,800,000 shares of founders' common stock to its officers and other related parties for services rendered. On December 15, 1998, the Company issued 837,000 shares of stock to individuals for services rendered. On December 15, 1998, the Company entered into a subscription agreement for 50,000 shares of its $0.001 par value preferred stock for $1.00 per share. The preferred stock is cumulative and convertible into the Company's common stock at a twelve to one conversion rate. Subsequently, on December 15, 2000, the Company issued 600,000 shares of common stock in the conversion of preferred stock. On July 31, 1999, the Company entered into an agreement with Aquaculture International, Ltd. (a Delaware corporation) to exchange 300,000 of its common stock for 180,000 of Aquaculture International, Ltd. common stock. There is no established market for this stock, thus is valued at the par value of the Company's common stock which was exchanged. On December 15, 2000, the holder of the 50,000 shares of convertible preferred stock exercised the conversion rights and received 600,000 shares of common stock. On December 15, 2000, the Company issued 463,000 shares of common stock and the right to receive an additional 2,426,680 shares of common stock immediately upon the increase of the Company's authorized shares of common stock in exchange for services rendered, valued at $231,174. Two months later, on February 14, 2001, the stockholders approved a reverse merger with Septima Enterprises, Inc. whereby the stockholders exchanged the 5,000,000 shares of common stock and rights to 2,426,680 additional shares in exchange for common stock of Septima. The Company is accounting for the rights to the 2,426,680 additional shares of common stock as if they had been issued.

(3)         INVESTMENTS

            In December 1998, the Company acquired 10,000 shares of stock of an affiliated entity for $10,000. This investment of common stock will be carried at the par value $0.001 of the stock.

            On July 31, 1999, the Company received 180,000 shares of common stock. The investment will be reflected at the par value of the stock exchanged.

(4)         INCOME TAXES

            In accordance with FASB 109, deferred income taxes and benefits are provided for the results of operations of the Company. As of December 31, 2000, the Company has incurred cumulative net operating losses of $432,062. At this time, due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefit attributed to this loss. This potential tax benefit may be carried forward for up to twenty years.

                     Paradigm Sales & Marketing Corporation
                        (A Development Stage Enterprise)
                          Notes to Financial Statements


(5)         RELATED PARTIES

            The Company has entered into various employment agreements with related parties.

            The Company has received various advances from related parties bearing interest at 10% per annum, unsecured and no scheduled repayment schedule.

(6)         GOING CONCERN

            As indicated in the financial statements, the Company has incurred a cumulative net operating loss of $432,062 as of December 31, 2000. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The adverse financial position of the Company raises substantial doubt as to the ability of the Company to continue as a going concern.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Statements of Operations...............................F-2

Notes to Proforma Consolidated  Financial Statement..........................F-3

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                        For the Year Ended June 30, 2000





                                                                           Paradigm
                                                    Bio-Solutions          Sales &
                                                   International,         Marketing,             Proforma
                                                        Inc.                 Inc.              Adjustments           Proforma
                                                 -------------------  ------------------   -------------------- -------------------
REVENUES
   Franchise fees                                $                 0  $           38,500                        $            38,500
   Product sales                                                   0              49,783                                     49,783
                                                 -------------------  ------------------                        -------------------
          Total revenues                                           0              88,283                                     88,283

COST OF SALES
   Cost of sales                                                   0              20,420                                     20,420
                                                 -------------------  ------------------                        -------------------

          Gross margin                                             0              67,863                                     67,863
                                                 -------------------  ------------------                        -------------------

OPERATING EXPENSES
   General and administrative                                      0              97,020                                     97,020
                                                 -------------------  ------------------                        -------------------

          Total operating expenses                                 0              97,020                                     97,020
                                                 -------------------  ------------------                        -------------------

Operating loss                                                     0             (29,157)                                   (29,157)
                                                 -------------------  ------------------                        -------------------

Net loss                                         $0                   $(29,157)                                 $           (29,157)
                                                 ===================  ==================                        ===================





     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                        f/k/a Septima Enterprises, Inc.)
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On February 14, 2001, the Company entered into a Share Exchange Agreement with Paradigm Sales & Marketing, Inc., a Florida corporation. The business combination was closed on February 14, 2001 and is a reverse merger, accounted for as a recapitalization of Paradigm. The Proforma statement of operations includes the twelve months ended June 30, 2000 for the Company and December 31, 1999 for Paradigm. The Company is aware of the SEC rule that the fiscal year end of both of the companies must be within a 93 day period. The Company is currently evaluating which year end to change. Upon the determination of this issue, the Company intends to file another Form 8-K Amendment reflecting this decision, if required. The Company issued 11,140,020 shares of common stock of the Company.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet.....................................F-2

Proforma Consolidated Statements of Operations..........................F-3

Notes to Proforma Consolidated  Financial Statement.....................F-4

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                               September 30, 2000

                                                                                       Paradigm
                                                                    Bio-Solutions       Sales &
                                                                   International,     Marketing,       Proforma
                                                                        Inc.             Inc.          Adjustments     Proforma
                                                                   -------------- ----------------   --------------- ------------
                                         ASSETS
CURRENT ASSETS
   Cash                                                            $            0 $          1,086                   $      1,086
   Accounts receivable                                                          0            2,272                          2,272
                                                                   -------------- ----------------                   ------------

          Total current assets                                                  0            3,358                          3,358
                                                                   -------------- ----------------                   ------------

OTHER ASSETS
   Investment in subsidiary                                                     0                0  f)    (1,889,066)
                                                                                                    g)     1,889,066            0
   Other investments                                                            0              310                            310
                                                                   -------------- ----------------                   ------------

          Total other assets                                                    0              310                            310
                                                                   -------------- ----------------                   ------------

Total Assets                                                       $            0 $          3,668                   $      3,668
                                                                   ============== ================                   ============

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                                $      133,696 $         53,298  c)      (133,696)$     53,298
   Loan payable - related party                                                 0            5,000                          5,000
   Notes payable - related party                                                0           54,500                         54,500
                                                                   -------------- ----------------                   ------------

          Total current liabilities                                       133,696          112,798                        112,798
                                                                   -------------- ----------------                   ------------

STOCKHOLDERS' EQUITY
   Preferred stock, $0.0001and no par value, respectively,
       10,000,000 shares authorized; 0 shares outstanding                     N/A               50  a)           (50)         N/A
   Common stock, no par value, 100,000,000 shares
       authorized; 8,995,629 and 29,532,927 shares
       outstanding, respectively                                        1,551,128            3,937  a)           600
                                                                                                    b)         2,890
                                                                                                    c)        93,880
                                                                                                    d)       194,658
                                                                                                    e)        91,087
                                                                                                    f)    (1,889,066)
                                                                                                    g)        (7,427)      41,687
   Additional paid-in capital                                                   0           49,950  a)          (550)
                                                                                                    b)       228,284
                                                                                                    g)      (277,684)           0
   Contributed capital                                                    203,608                0  c)        39,816      243,424
   Accumulated deficit                                                 (1,888,432)        (163,067) b)      (231,174)
                                                                                                    d)      (194,658)
                                                                                                    e)       (91,087)
                                                                                                    g)     2,174,177     (394,241)
                                                                   -------------- ----------------                   ------------

          Total stockholders' equity                                     (133,696)        (109,130)                      (109,130)
                                                                   -------------- ----------------                   ------------

Total Liabilities and  Stockholders' Equity                        $            0 $         3,668                    $      3,668
                                                                   ============== ================                   ============



     The accompanying notes are an integral part of the financial statements


                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                               September 30, 2000






                                                                                   Paradigm
                                                           Bio-Solutions           Sales &
                                                          International,          Marketing,          Proforma
                                                               Inc.                  Inc.            Adjustments    Proforma
                                                       ---------------------  ------------------    -------------- -----------
REVENUES
   Franchise fees                                      $                   0  $                0                   $         0
   Product sales                                                           0              45,154                        45,154
                                                       ---------------------  ------------------                   -----------
          Total revenues                                                   0              45,154                        45,154

COST OF SALES
   Cost of sales                                                           0              18,096                        18,096
                                                       ---------------------  ------------------                   -----------

          Gross margin                                                     0              27,058                        27,058
                                                       ---------------------  ------------------                   -----------

OPERATING EXPENSES
   General and administrative                                          9,407             131,525   b)      231,174
                                                                                                   e)       91,087
                                                                                                   g)     (100,494)    362,699
   Effect of issuing common stock in exchange for
      cancellation of outstanding options                                  0                   0   d)      194,658
                                                                                                   g)     (194,658)          0
                                                       ---------------------  ------------------                   -----------

          Total operating expenses                                     9,407             131,525                       362,699
                                                       ---------------------  ------------------                   -----------

Operating loss                                                        (9,407)           (104,467)                     (335,641)
                                                       ---------------------  ------------------                   -----------

OTHER INCOME (EXPENSE)
   Discounted operations, net of income tax                           (8,696)                  0                             0
                                                       ---------------------  ------------------                   -----------

          Total other income (expense)                                (8,696)                  0                             0
                                                       ---------------------  ------------------                   -----------

Net loss                                               $             (18,103) $         (104,467)                  $  (335,641)
                                                       =====================  ==================                   ===========









     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On February 14, 2001, the Company entered into a Share Exchange Agreement with Paradigm Sales & Marketing, Inc., a Florida corporation. The business combination was closed on February 14, 2001 and is a reverse merger, accounted for as a recapitalization of Paradigm. The Proforma statement of operations includes the three months for the Company and nine months for Paradigm, ended September 30, 2000. The Company is aware of the SEC rule that the fiscal year end of both of the companies must be within a 93 day period. The Company is currently evaluating which year end to change. Upon the determination of this issue, the Company intends to file another Form 8-K Amendment reflecting this decision, if required. The Company issued 11,140,020 shares of common stock of the Company.

(2) Proforma Adjustments
            Paradigm:
               a) 600,000 shares of common stock issued in exchange for 50,000 shares of convertible preferred stock.

               b)   2,889,680   shares  of  common  stock  issued  for  services
                    rendered valued at $231,174.

            Bio-Solutions:
               c) 93,880 shares of common stock valued at $93,880 and $39,816 in cash contributed to settle accounts payable.

               d) 194,658 shares of common stock valued at $194,658 issued in exchange for 1,227,000 options for common stock.

               e) 9,108,740 shares of common stock valued at $91,087 issued for services rendered.

               f) 11,140,020 shares of common stock valued at ($1,889,066) issued to effect the reverse merger.

            Consolidation:
               g) Eliminate investment in subsidiary, the Company's retained deficit and common stock of subsidiary.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet.......................................F-2

Proforma Consolidated Statements of Operations............................F-3

Notes to Proforma Consolidated  Financial Statement.......................F-4

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                                December 31, 2000



                                                                                      Paradigm
                                                                  Bio-Solutions       Sales &
                                                                 International,     Marketing,      Proforma
                                                                      Inc.             Inc.        Adjustments      Proforma
                                                                --------------- ----------------   -------------- -------------
                                         ASSETS
CURRENT ASSETS
   Cash                                                         $             0 $          2,157                  $       2,157
   Accounts receivable                                                        0           22,749                         22,749
                                                                --------------- ----------------                  -------------

          Total current assets                                                0           24,906                         24,906
                                                                --------------- ----------------                  -------------

OTHER ASSETS
   Investment in subsidiary                                                   0                0  b)   (1,889,066)
                                                                                                  c)    1,889,066             0
   Investments                                                                0              310                            310
   Deposits                                                                   0            5,000                          5,000
                                                                --------------- ----------------                  -------------

          Total other assets                                                  0            5,310                          5,310
                                                                --------------- ----------------                  -------------

Total Assets                                                    $               $         30,216                  $      30,216
                                                                =============== ================                  =============

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                             $               $         88,091                  $      88,091
   Accounts payable - related party                                           0           14,012                         14,012
   Loans payable - related party                                              0            6,450                          6,450
   Notes payable - related party                                              0           68,614                         68,614
                                                                --------------- ----------------                  -------------

          Total current liabilities                                           0          177,167                        177,167
                                                                --------------- ----------------                  -------------

STOCKHOLDERS' EQUITY
   Preferred stock, N/A and $0.001 par value, respectively,
       1,000,000 shares authorized; 0 shares outstanding                    N/A                0                            N/A
   Common stock, no par value, 100,000,000 shares
       authorized; 9,284,167 and 29,532,927 shares
       outstanding, respectively                                      1,839,666            7,427  a)       91,087
                                                                                                  b)   (1,889,066)
                                                                                                  c)       (7,427)       41,687
   Additional paid-in capital                                                 0          277,684  c)     (277,684)            0
   Contributed capital                                                  243,424                0                        243,424
   Accumulated deficit                                               (2,083,090)        (432,062) a)      (91,087)
                                                                                                  c)    2,174,177      (432,062)
                                                                --------------- ----------------                  -------------

          Total stockholders' equity                                          0         (146,951)                      (146,951)
                                                                --------------- ----------------                  -------------

Total Liabilities and  Stockholders' Equity                     $             0 $         30,216                  $      30,216
                                                                =============== ================                  =============








     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                                December 31, 2000






                                                                           Paradigm
                                                         Bio-Solutions      Sales &
                                                        International,      Marketing,       Proforma
                                                             Inc.              Inc.         Adjustments          Proforma
                                                       ---------------  --------------    ------------- -------------------
REVENUES
   Franchise fees                                      $             0  $            0                  $                 0
   Product sales                                                     0          51,181                               51,181
                                                       ---------------  --------------                  -------------------
          Total revenues                                             0          51,181                               51,181

COST OF SALES
   Cost of sales                                                     0          22,601                               22,601
                                                       ---------------  --------------                  -------------------

          Gross margin                                               0          28,580                               28,580
                                                       ---------------  --------------                  -------------------

OPERATING EXPENSES
   General and administrative                                    9,407         402,042   a)      91,087
                                                                                         c)    (100,494)            402,042
   Effect of issuing common stock in exchange for
      cancellation of outstanding options                      194,658               0   c)    (194,658)                  0
                                                       ---------------  --------------                  -------------------

          Total operating expenses                             204,065         402,042                              402,042
                                                       ---------------  --------------                  -------------------

Operating loss                                                (204,065)       (373,462)                            (373,462)
                                                       ---------------  --------------                  -------------------

OTHER INCOME (EXPENSE)
   Discontinued operations, net of income tax                   (8,696)              0   c)       8,696                   0
                                                       ---------------  --------------                  -------------------

          Total other income (expense)                          (8,696)              0                                    0
                                                       ---------------  --------------                  -------------------

Net loss                                               $      (212,761) $     (373,462)                 $          (373,462)
                                                       ===============  ==============                  ===================









     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                        (f/k/a Septima Enterprises, Inc.)
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On February 14, 2001, the Company entered into a Share Exchange Agreement with Paradigm Sales & Marketing, Inc., a Florida corporation. The business combination was closed on February 14, 2001 and is a reverse merger, accounted for as a recapitalization of Paradigm. The Proforma statement of operations includes the six months for the Company and twelve for Paradigm, ended December 31, 2000. The Company is aware of the SEC rule that the fiscal year end of both of the companies must be within a 93 day period. The Company is currently evaluating which year end to change. Upon the determination of this issue, the Company intends to file another Form 8-K Amendment reflecting this decision, if required. The Company issued 11,140,020 shares of common stock of the Company.

(2) Proforma Adjustments
               a) 9,180,740 shares of common stock valued at $91,087 issued for services rendered.

               b) 11,140,020 shares of common stock valued at ($1,889,066) issued to effect the reverse merger.

            Consolidation:
               c) Eliminate investment in subsidiary, the Company's retained deficit and common stock of subsidiary.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                        BIO-SOLUTIONS INTERNATIONAL, INC.
                                  (Registrant)


Date:    August 14, 2001            By:   /s/  Louis H. Elwell, III
                                    ----------------------------------------
                                    Louis H. Elwell, III
                                    Chairman of the Board and President





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